                                                                      EXHIBIT 21

                         CONTINENTAL CABLEVISION, INC.
                                    ("CCI")

                                  Subsidiaries
                                  ------------


                                                  Jurisdiction
                                                       of
Name                                              Organization
- ----                                              ------------

Alrif Co., Inc.                                   Massachusetts

Alternet of Virginia                              Virginia

American Cablesystems
  Corporation                                     Delaware

American Cablesystems
  Northeast, Inc.                                 Massachusetts

American Cablesystems
  Northeast, a Limited
  Partnership                                     Massachusetts

American Cablesystems of
 California, Inc.                                 California

American Cablesystems of
  Florida, a Limited
  Partnership                                     Massachusetts

American Cablesystems of
  Florida, Inc.                                   Massachusetts

American Cablesystems of
  New York, Inc.                                  New York

American Cablesystems of
  South Central Los Angeles,
  Inc.                                            Delaware

CCI Cable News, Inc.                              Massachusetts

CCMP, Inc.                                        Massachusetts

Continental Cablevision                           Massachusetts
  Asia Pacific, Inc.

Continental Cablevision
  Asset Management
  Corporation                                     Massachusetts

                                                  Jurisdiction
                                                       of
Name                                              Organization
- ----                                              ------------

Continental Cablevision
  Digital Radio, Inc.                             Massachusetts

Continental Cablevision
  Florida Limited, Inc.                           Delaware

Continental Cablevision
  Investments, Inc.                               Delaware

Continental Cablevision
  Northeast Limited, Inc.                         Delaware

Continental Cablevision
  Northern Cook County
  Limited, Inc.                                   Delaware

Continental Cablevision of                        Massachusetts
  Australia, Inc.

Continental Cablevision of
  Brockton, Inc.                                  Delaware

Continental Cablevision of                        California
  California, Inc.

Continental Cablevision of
  Cook County, Inc.                               Delaware

Continental Cablevision of
  Illinois, Inc.                                  Delaware

Continental Cablevision of
  Jacksonville, Inc.
                                                  Florida

Continental Cablevision of
  Manchester, Inc.                                Maryland

Continental Cablevision of
  Massachusetts, Inc.                             Massachusetts

Continental Cablevision of
  Michigan, Inc.                                  Michigan

                                                  Jurisdiction
                                                       of
Name                                              Organization
- ----                                              ------------

Continental Cablevision of
  Minnesota, Inc.                                 Minnesota

Continental Cablevision of
  Needham, Inc.                                   Delaware


Continental Cablevision of
  New England, Inc.                               New Hampshire

Continental Cablevision of
  Northern Cook County, Inc.                      Massachusetts

Continental Cablevision of
  Northern Cook County, a
  Limited Partnership                             Massachusetts

Continental Cablevision of
  Ohio, Inc.                                      Ohio

Continental Cablevision of
  Richmond, Inc.                                  Virginia

Continental Cablevision of
  St. Louis County, Inc.                          Delaware

Continental Cablevision of
  St. Paul, Inc.                                  Minnesota

Continental Cablevision of
  Sierra Valleys, Inc.                            California

Continental Cablevision of
  Virginia, Inc.                                  Virginia

Continental Cablevision of
  Western New England, Inc.                       Delaware

Continental Cablevision of
  Will County, Inc.                               Massachusetts

Continental Cablevision
  of Will County, a Limited
  Partnership                                     Massachusetts

                                                  Jurisdiction
                                                       of
Name                                              Organization
- ----                                              ------------

Continental Cablevision
  Satellite Company of
  Northern California, Inc.                       California

Continental Cablevision
  Services, Inc.                                  New Hampshire

Continental Cablevision
  Will County Limited,
  Inc.                                            Delaware

Continental Fiberphone, Inc.                      Massachusetts

Continental Fiber
  Technologies, Inc.                              Florida

Continental Internet, Inc.                        Massachusetts

Continental Programming
  Partners I, Inc.                                Massachusetts

Continental Satellite
  Company, Inc.                                   Massachusetts

Continental Satellite
  Company of Chicago, Inc.                        Illinois

Continental Satellite
  Company of Florida, Inc.                        Florida

Continental Satellite
  Company of Illinois, Inc.                       Illinois

Continental Satellite
  Company of Michigan, Inc.                       Michigan

Continental Satellite
  Company of Minnesota, Inc.                      Minnesota

Continental Satellite
  Company of New
  England, Inc.                                   New Hampshire

Continental Satellite
  Company of Ohio, Inc.                           Ohio

                                                  Jurisdiction
                                                       of
Name                                              Organization
- ----                                              ------------

Continental Satellite
  Company of Virginia, Inc.                       Virginia

Continental Cablevision
  Singapore Pte Ltd.                              Singapore

Continental Telecommunications
  Corp.                                           Massachusetts

Continental Telecommunications
  Corp. of Boston                                 Massachusetts

Continental Telecommunications
  Corp. of Chicago                                Illinois

Continental Telecommunications
  Corp. of Los Angeles                            California

Continental Telecommunications
  Corp. of Michigan                               Michigan

Continental Telecommunications
  Corp. of Minnesota                              Minnesota

Continental Telecommunications
  Corp. of New England                            Massachusetts

Continental Telecommuncations
  Corp. of Ohio                                   Ohio

Continental Telecommunications
  Corp. of St. Louis County                       Illinois

Continental Telecommunications
  Corp. of Virginia                               Virginia

Continental Teleport, Inc.                        Massachusetts

Continental Teleport Corp.
  of Florida                                      Florida

Continental Teleport
  Partners, Inc.                                  Massachusetts

Fresno Cable TV Limited                           California

                                                  Jurisdiction
                                                       of
Name                                              Organization
- ----                                              ------------

Greater Boston Cable                              Massachusetts
  Advertising

Milton Cablesystems
  Corporation                                     Massachusetts

Minnesota Cable
 Communications Holding
 Company Inc.                                     Delaware

Nor Cal Cablevision, Inc.                         California

Pompano Telecable
  Corporation                                     Florida

S.A. Ventures, Inc.                               Massachusetts

San Joaquin TV
  Services, Inc.                                  California

Telcab Communications, Inc.                       Nevada

Telefiber Networks
  of Illinois, Inc.                               Illinois